                                                            Exhibit 23(c)(i)

                    OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                    -------------------------------------
                 Class A Share Certificate (8-1/2" x 12-5/8")
                 --------------------------------------------

I. FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x
   --------------------
                           11-1/4" decorative border)

                  (upper left)                  box with heading: NUMBER

                  (upper right)                 box with heading: CLASS A
SHARES;

                  (centered below boxes)  Oppenheimer Global Opportunities
Fund
                                          A MASSACHUSETTS BUSINESS TRUST

      (at left)   THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS

                                                box with number
                                                CUSIP 683943104

      (at left)         is the owner of

      (centered)  FULLY PAID CLASS A SHARES OF
                        BENEFICIAL INTEREST OF

                    OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                    -------------------------------------

                  (hereinafter  called the "Fund"),  transferable  only on the books of the  Fund by the  holder  hereof  in  person  or by
                  duly   authorized   attorney,   upon   surrender   of   this
                  certificate  properly  endorsed.  This  certificate  and the shares  represented  hereby  are  issued  and  shall be held subject  to all  of the  provisions  of the  Declaration  of
                  Trust of the Fund to all of which the  holder by  acceptance
                  hereof  assents.   This   certificate  is  not  valid  until
                  countersigned by the Transfer Agent.

                  WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(signature at left of seal)                           (signature  at  right of
seal)

/s/ Brian W. Wixted                                   /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                             SECRETARY

                             (centered at bottom)
                  1-1/2" diameter facsimile seal with legend
                    OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                                     SEAL
                                     1990
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMER SHAREHOLDER SERVICES
                                    (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                    Denver (CO) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

(at lower left corner, outside ornamental border)
000-000000 (certificate number)

II.   BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with rights of  survivorship  and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)
(Minor)

UNDER UGMA/GMA ________________
            State

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE AND
PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

For  Value  Received   ...................   hereby  sell(s),   assign(s)  and
transfer(s) unto

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(Please print or type name and address of assignee)

________________________________________________ Class A Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: _____________________________

                                    ------------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    Guaranteed  Name of Guarantor

                                    By: _________________________________
                                          Signature of Officer/Title

(text printed vertically       NOTICE: The signature(s) to this assignment
to right of above paragraph)   must correspond with the name(s) as written
                               upon the face of the certificate in every
                               particular any change without alteration or
                               enlargement or whatever.

(text printed in box to left   Signatures must be guaranteed by a financial
of signature (s)               institution of the type described in the
                               current prospectus of the Fund.

PLEASE NOTE: This document     OppenheimerFunds "four hand" logotype.
contains a watermark when
viewed at an angle.  It is
invalid without this
watermark:

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                  THIS SPACE MUST NOT BE COVERED IN ANY WAY